                                                              [CLAYTON UTZ LOGO]
--------------------------------------------------------------------------------





COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
Party A

PERPETUAL TRUSTEE COMPANY LIMITED
ABN 42 000 001 007
Party B

SECURITISATION ADVISORY SERVICES PTY. LIMITED
ABN 88 064 133 946
Manager







MEDALLION TRUST SERIES 2003-1G
ISDA MASTER AGREEMENT
(INTEREST RATE SWAP AGREEMENT)









                                      CLAYTON UTZ
                                       LAWYERS
             Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia PO Box
               H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                      Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                  OUR REF - 801/784/21723929 CONTACT - BEN SANDSTAD


              SYDNEY O MELBOURNE O BRISBANE O PERTH O CANBERRA O DARWIN

     Liability is limited by the Solicitors Scheme under the Professional
                         Standards Act 1994 NSW

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                        DATED AS OF 5 MARCH 2003 BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007
                AS TRUSTEE OF THE MEDALLION TRUST SERIES 2003-1G
                                   ("PARTY B")



PART 1.     TERMINATION PROVISIONS

(a)         "SPECIFIED ENTITY" in relation to

            (i)         Party A, is not applicable; and

            (ii)        Party B, is not applicable.

(b)         "SPECIFIED TRANSACTION" means - not applicable.

(c)         (i)         The following provisions of Section 5 will not apply to Party A:

                        Section 5(a)(ii)         Section 5(a)(v)         Section 5(a)(viii)     Section 5(b)(iv)
                        Section 5(a)(iii)        Section 5(a)(vi)        Section 5(b)(ii)
                        Section 5(a)(iv)         Section 5(a)(vii)       Section 5(b)(iii)

            (ii)        The following provisions of Section 5 will not apply to Party B:

                        Section 5(a)(ii)         Section 5(a)(v)         Section 5(a)(viii)     Section 5(b)(iv)
                        Section 5(a)(iii)        Section 5(a)(vi)        Section 5(b)(ii)
                        Section 5(a)(iv)         Section 5(a)(vii)       Section 5(b)(iii)

(d) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

(e) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

            (i)         A.          in respect of the Basis Swap, Loss will
                                    apply; and

                        B. in respect of the Fixed Rate Swap and the Interest Rate Basis Cap, Market
                                    Quotation will apply;

            (ii)        A.          in respect of the Basis Swap, neither the
                                    First Method nor the Second Method
                                    will apply; and

                        B. in respect of the Fixed Rate Swap and the Interest Rate Basis Cap, the Second Method will apply; and

            (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

                        "However in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero.".

(f)         "TERMINATION CURRENCY" means Australian dollars.

(g) ADDITIONAL TERMINATION EVENT. The following is an Additional Termination Event in relation to which Party B is the only Affected Party and the Basis Swap is the only Affected Transaction:

            If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the Basis Swap.

PART 2.     TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

            (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

            (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

            (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

            provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A will and Party B will make the following representation:

            It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

PART 3.     AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)         TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO         FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
DELIVER DOCUMENT
Party A and Party B     Any document or certificate reasonably         On the earlier of (a) learning that such
                        required or reasonably requested by a          document or certificate is required and
                        party in connection with its obligations       (b) as soon as reasonably practicable
                        to make a payment under this Agreement         following a request by a party.
                        which would enable that party to make the
                        payment free from any deduction or
                        withholding for or on account of Tax or
                        which would reduce the rate at which
                        deduction or withholding for or on account
                        of Tax is applied to that payment.


(b)         OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO       FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE DELIVERED        COVERED BY SECTION
DELIVER DOCUMENT                                                                                  3(d) REPRESENTATION
Party A                 A certificate from Party A (or, if   On execution and delivery of any             Yes
                        available, Party A's current         Confirmation unless that
                        authorised signature book)           certificate has already been
                        specifying the names, title and      supplied for that purpose and
                        specimen signatures of the           remains true and in effect and
                        Authorised Officers of Party A.      when the list is updated or upon
                                                             request.

Party A, Party B and    A legal opinion as to the validity   On or at any time prior to the               No
the Manager             and enforceability of that party's   Closing Date.
                        obligations under this Agreement
                        in form and substance (and issued
                        by legal counsel) reasonably
                        acceptable to the other party.

The Manager             A copy (certified by the Manager)    Not less than 5 Business Days (or            Yes
                        of the Credit Support Document and   such lesser period as Party A
                        (without limiting any obligation     agrees to) before the Trade Date
                        Party B may have under the terms     of the first occurring Transaction
                        of the Credit Support Document to    and in the case of any amending
                        notify Party A of amendments) a      documents entered into subsequent
                        copy (certified by the Manager) of   to that date, promptly after each
                        any document that amends in any      amending document (if any) has
                        way the terms of the Credit          been entered into.
                        Support Document.


For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager or legal counsel for the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4.     MISCELLANEOUS

(a)         ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
            Agreement:

            Address for notices or communications to PARTY A:

                  Address:         Commonwealth Bank of Australia
                                   Level 1
                                   48 Martin Place
                                   Sydney NSW 2000
                                   AUSTRALIA

                  Attention:       Manager, Securitisation

                  Facsimile No.:   612 9378 2481

            Address for notices or communications to PARTY B:

                  Address:         Perpetual Trustee Company Limited
                                   Level 7
                                   9 Castlereagh Street
                                   Sydney NSW 2000
                                   AUSTRALIA

                  Attention:       Manager, Securitisation Services

                  Facsimile No.:   612 9221 7870

            Additionally, a copy of all notices as well as any changes to a party's address, telephone number or facsimile number should be sent to:

                  Address:         Securitisation Advisory Services Pty. Limited
                                   Level 6
                                   48 Martin Place
                                   Sydney NSW 2000
                                   AUSTRALIA

                  Attention:       Manager, Securitisation

                  Facsimile No.:   612 9378 2481

(b)         PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

            Party A appoints as its Process Agent -  Not Applicable

            Party B appoints as its Process Agent - Not Applicable

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)         MULTIBRANCH PARTY. For the purpose of Section 10(c) of this
            Agreement.

            Party A is not a Multibranch Party.

            Party B is not a Multibranch Party.

(e)         CALCULATION AGENT. The Calculation Agent is the Manager.

(f)         CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

            (i)         in relation to Party A:  Nil;

            (ii)        in relation to Party B:  the Security Trust Deed.

(g)         CREDIT SUPPORT PROVIDER.

            (i)   In relation to Party A:  Not Applicable.

            (ii)  In relation to Party B:  Not Applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the State of New South Wales and Section 13(b)(i) is deleted and replaced by the following:

            "(i) submits to the non-exclusive jurisdiction of the courts of the State of New South Wales and courts of appeal from them; and".

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of the following groups of
            Transactions:

            Group 1 - all Transactions being swaps

            Group 2 - all Transactions being interest rate options

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

PART 5.     OTHER PROVISIONS.

(1)         PAYMENTS:  In Section 2:

            (a)         In Section 2(a)(i) add the following sentence:

                        "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party.".

            (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                        "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

            (c) Insert a new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

                        "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i).".

            (d)         Add the following new sentence to Section 2(b):

                        "Each new account so designated will be in the same tax jurisdiction as the original account.".

            (e) In Section 2(c) insert the following words at the end of the first paragraph:

                        "Subject to Section 2(f), the aggregate amount that would otherwise be payable will not take into account amounts due on that Payment Date pursuant to Sections 2(g), 17, 18 or 19.".

            (f)         Delete Section 2(d)(i)(4) in its entirety.

            (g) In Section 2(d)(ii)(1) delete the following where they appear:

                        "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

            (h)         Insert new Sections 2(f) and 2(g) as follows:

                        "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to
                                    Section 2(c):

                                    (i)         in respect of a Fixed Rate Swap,
                                                then such amount will, unless
                                                otherwise agreed between Party A
                                                and Party B, be satisfied in
                                                part, or whole, from the then
                                                Fixed Rate Prepayment Balance;
                                                and

                                    (ii)        in respect of the Basis Swap,
                                                then such amount will, unless
                                                otherwise agreed between Party A
                                                and Party B, be satisfied in
                                                part, or whole, from the then
                                                Basis Prepayment Balance.

                        (g) On each Payment Date that a Fixed Rate Swap is existing:

                                    (i)         Party B will pay Party A any Net
                                                Break Payment determined by the
                                                Manager on the preceding
                                                Determination Date in accordance
                                                with the Series Supplement; and

                                    (ii)        Party A will pay Party B any Net
                                                Break Receipt determined by the
                                                Manager on the preceding
                                                Determination Date in accordance
                                                with the Series Supplement."

(2)         REPRESENTATIONS:  In Section 3:

            (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                        "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), Section 86 of the Reserve Bank Act, 1969 (Cth) and section 13A(3) of the Banking Act, 1959 (Cth))."

            (b) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                        (i) NON-RELIANCE. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also upon the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                        (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                        (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

            (c)         After "Section 3(f)" in line 2 insert ",3(g), 3(h) and
                        3(i)".

            (d)         Insert the following new paragraphs (g), (h) and (i) in
                        Section 3 immediately after Section 3(f):

                        "(g)        SERIES TRUST: By Party B, in respect of
                                    Party B only:

                                    (i)         TRUST VALIDLY CREATED. The
                                                Series Trust has been validly
                                                created and is in existence at
                                                the date of this Agreement.

                                    (ii)        SOLE TRUSTEE. It has been
                                                validly appointed as trustee of
                                                the Series Trust and is
                                                presently the sole trustee of
                                                the Series Trust.

                                    (iii)       NO PROCEEDINGS TO REMOVE. No
                                                notice has been given to it and
                                                to its knowledge no resolution
                                                has been passed, or direction or
                                                notice has been given, removing
                                                it as trustee of the Series
                                                Trust.

                                    (iv)        POWER. It has power under the
                                                Master Trust Deed to:

                                                (A)        enter into this
                                                           Agreement and the
                                                           Credit Support
                                                           Documents in its
                                                           capacity as trustee
                                                           of the Series Trust;
                                                           and

                                                (B)        mortgage or charge
                                                           the Assets of the
                                                           Series Trust in the
                                                           manner provided in
                                                           the Credit Support
                                                           Document in relation
                                                           to Party B.

                                    (v)         GOOD TITLE. It is the lawful
                                                owner of the Assets of the
                                                Series Trust and, subject only
                                                to the Credit Support Document
                                                in relation to Party B and any
                                                Security Interest permitted
                                                under the Credit Support
                                                Document in relation to Party B,
                                                those Assets are free of all
                                                other Security Interests (except
                                                for Party B's right of indemnity
                                                out of the Assets of the Series
                                                Trust).

                        (h) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under any Credit Support Document specified in relation to Party B.

                        (i) CONTRACTING AS PRINCIPAL. Each existing Transaction has been entered into by that party as principal and not otherwise.".

(3) FAILURE TO PAY OR DELIVER: In Section 5(a)(i) delete the words "third Local" where they appear in line 3 and replace them with the word "tenth".

(4)         TERMINATION:  In Section 6:

            (i) Add the following sentence at the end of the first paragraph of Section 6(b)(ii):

                        "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series Supplement.".

            (ii) Add the following sentence at the end of the second paragraph of Section 6(b)(ii):

                        "However, if Party A is that other party it must, if so requested by the Manager with the prior consent of the Rating Agencies, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement).".

            (iii) Add the following sentence at the end of the last paragraph of Section 6(b)(ii):

                        "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer.".

            (iv) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)         FACSIMILE TRANSMISSION:  In Section 12:

            (a) delete the following words where they appear on lines 2 and 3 of Section 12(a):

                        "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

            (b)         replace Section 12(a)(iii) with:

                        "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"; and

            (c) insert a new paragraph (vi) in Section 12(a) immediately after Section 12(a)(v) as follows:

                        "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting.".

(6) DEFINITIONS: In this Agreement, unless the contrary intention appears:

            (a) MASTER TRUST DEED AND SERIES SUPPLEMENT: Subject to Part 5(6)(h) of this Schedule, unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Subject to Part 5(6)(h) of this Schedule, where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the CBA Trust, as the context requires.

            (b)         TRUSTEE CAPACITY:

                        (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

                        (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph (i) only.

            (c)         DEFINITIONS:  in Section 14:

                        (i) replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL BUSINESS DAY" with the following:

                                    ""AFFECTED TRANSACTIONS" means, with respect to a Termination Event:

                                    (a)         where an Early Termination Date
                                                is designated pursuant to Part
                                                1(g) of the Schedule, the Basis
                                                Swap; and

                                    (b)         where an Early Termination Date
                                                is designated following the
                                                occurrence of any other
                                                Termination Event, all
                                                Transactions."; and

                                    ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS DAY"."; and

                        (ii)        insert the following new definitions:

                                    ""AMOUNTS OUTSTANDING" in relation to a
                                    Mortgage Loan means, at any given time, the amount recorded at that time as the balance of the Mortgage Loan in the Mortgage Loan System which balance includes amounts which have been charged to the Mortgage Loan but excludes amounts which have been or are, accrued against the Mortgage Loan.

                                    "BASIS PREPAYMENT BALANCE" means the amount then standing to the credit of the Collections Account in respect of prepayments by Party A pursuant to Sections 18(c) or (d) and which has not been utilised pursuant to Section 2(f)(ii).

                                    "BASIS SWAP ADMINISTERED RATE" means, in relation to a Distribution

                                    Date, the amount determined in accordance with the following calculation and expressed as a percentage:


                                           (SII x         BSA         ) + VIE
                                                 ---------------------
                                                  FRSA + OFRSA + BSA            365
                                    BSAR = ---------------------------------- x ---
                                                          BSA                    n

                                    where:

                                    BSAR  =     the Basis Swap Administered Rate
                                                for that Distribution Date;

                                    SII   =     the Short-Term Investment Income
                                                in relation to that Distribution
                                                Date;

                                    FRSA  =     the Fixed Rate Swap Amount for
                                                the Calculation Period ending
                                                immediately before that
                                                Distribution Date;

                                    OFRSA =     the Other Fixed Rate Swap
                                                Amount for the Calculation
                                                Period ending immediately before
                                                that Distribution Date;

                                    BSA   =     the Basis Swap Amount for the
                                                Calculation Period ending
                                                immediately before that
                                                Distribution Date;

                                    VIE   =     the Variable Interest Earned in
                                                relation to that Distribution
                                                Date; and

                                    n     =     the number of days in the Swap
                                                Collection Period immediately
                                                preceding that Distribution
                                                Date.

                                    "BASIS SWAP" means the Transaction entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 1 (or as otherwise agreed between Party A, Party B and the Manager).

                                    "BASIS SWAP AMOUNT" in relation to a
                                    Calculation Period means the aggregate
                                    Amounts Outstanding in relation to all
                                    Mortgage Loans being charged a variable rate as at the opening of business on the Determination Date falling within the preceding Calculation Period.

                                    "CONVERSION" means the conversion of a
                                    Mortgage Loan forming part of the Assets of the Series Trust which is being charged interest at a variable rate to a Mortgage Loan which is being charged interest at a fixed rate.

                                    "ELIGIBLE ACCOUNT" means an account in the name of the Trustee as trustee of the Series Trust held with a financial institution with short term credit ratings of P-1 by Moody's and A-1+ by Standard & Poor's and includes the Collections Account to the extent that the holder of the Collections Account is rated in this manner.

                                    "END DATE" means the date on which a
                                    Mortgage Loan is to cease being charged
                                    interest at a fixed rate.

                                    "FIXED INTEREST EARNED" in relation to a Distribution Date, and the Swap Collection Period ending immediately prior to that Distribution Date, means the aggregate of:

                                    (a)         all debit entries made during
                                                that Swap Collection Period to
                                                the accounts established in the
                                                Servicer's records for the
                                                Mortgage Loans forming part of
                                                the Assets of the Series Trust
                                                representing interest charged at
                                                a fixed rate (plus any interest
                                                off-set benefits in respect of
                                                Mortgage Interest Saver Accounts
                                                which represents amounts which,
                                                if not for the terms of the
                                                Mortgage Interest Saver
                                                Accounts, would have been so
                                                debited during that Swap
                                                Collection Period to those
                                                accounts to the extent paid by
                                                CBA pursuant to clause 15.4 of
                                                the Series Supplement and
                                                deposited to the Collections
                                                Account prior to that
                                                Distribution Date); and

                                    (b)         the aggregate, as at the close
                                                of business on the last day of
                                                that Swap Collection Period, of
                                                all accrued but not charged
                                                fixed rate interest on the
                                                Mortgage Loans forming part of
                                                the Assets of the Series Trust
                                                less the aggregate, as at the
                                                opening of business on the first
                                                day of that Swap Collection
                                                Period, of all accrued but not
                                                charged fixed rate interest on
                                                the Mortgage Loans forming part
                                                of the Assets of the Series
                                                Trust.

                                    "FIXED SWAP ADMINISTERED RATE" means in
                                    relation to a Distribution Date, the amount determined in accordance with the following calculation and expressed as a percentage:


                                           (SII x     FRSA + OFRSA    ) + FIE
                                                 ---------------------
                                                  FRSA + OFRSA + BSA            365
                                    FSAR = ---------------------------------- x ---
                                                         FRSA                    n

                                    where:

                                    FSAR  =     the Fixed Swap Administered Rate
                                                for that Distribution Date;

                                    SII   =     the Short Term Investment Income
                                                in relation to that Distribution
                                                Date;

                                    FRSA  =     the Fixed Rate Swap Amount for
                                                the Calculation Period ending
                                                immediately before that
                                                Distribution Date; and

                                    OFRSA =     the Other Fixed Rate Swap
                                                Amount for the Calculation
                                                Period ending immediately before
                                                that Distribution Date;

                                    BSA   =     the Basis Swap Amount for the
                                                Calculation Period ending
                                                immediately before that
                                                Distribution Date;

                                    FIE   =     the Fixed Interest Earned in
                                                relation to that Distribution
                                                Date; and

                                    n     =     the number of days in the Swap
                                                Collection Period immediately
                                                preceding that Distribution
                                                Date.

                                    "FIXED RATE PREPAYMENT BALANCE" means the amount then standing to the credit of the Eligible Account in respect of prepayments by Party A pursuant to Sections 17(a)(iii),
                                    (b)(i), (e)(i) or (g) and which has not been utilised pursuant to Section 2(f)(i) or repaid to Party A pursuant to Sections 17(e)(ii) or (h).

                                    "FIXED RATE SWAP AMOUNT" in relation to a Calculation Period means:

                                    (a)         the aggregate Amounts
                                                Outstanding in relation to all
                                                Mortgage Loans (excluding
                                                Mortgage Loans being charged a
                                                variable rate), as certified by
                                                the Manager to the Trustee, as
                                                at the opening of business on
                                                the Determination Date falling
                                                within the preceding Calculation
                                                Period;

                                    (b)         less the Other Fixed Rate Swap
                                                Amount in relation to that
                                                Calculation Period.

                                    "FIXED RATE SWAP" means the Transaction
                                    entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 2 (or as otherwise agreed between Party A, Party B and the Manager) and each Transaction entered into pursuant to Section 16.

                                    "INTEREST RATE BASIS CAP" means the interest rate cap, if any, entered into between Party A, Party B and the Manager on or prior to the Closing Date.

                                    "MASTER TRUST DEED" means the Master Trust
                                    Deed dated 8 October 1997 between Party B
                                    (as Trustee) and the Manager, as amended from time to time.

                                    "OTHER FIXED RATE SWAP AMOUNT" in relation to a Calculation Period means the aggregate Amounts Outstanding as at the opening of business on the Determination Date falling within the preceding Calculation Period in respect of each Mortgage Loan where a further Fixed Rate Swap has been entered into, and is then current, to hedge the interest rate risk in respect of the Mortgage Loan pursuant to Section 16(b).

                                    "OUTSTANDING INTEREST RATE SWAP PREPAYMENT
                                    AMOUNT" means the sum of the then Basis
                                    Prepayment Balance and the then Fixed Rate
                                    Prepayment Balance.

                                    "PRESCRIBED RATINGS" means:

                                    (a)         in respect of the Fixed Rate
                                                Swaps, either a long term rating
                                                of A2 or a short term rating of
                                                P-1 or higher by Moody's and
                                                either a long term rating of A
                                                or a short term rating of A-1 by
                                                S&P; and

                                    (b)         in respect of the Basis Swap, a
                                                short term rating of P-1 by
                                                Moody's and either a long term
                                                rating of A or a short term
                                                rating of A-1 by S&P.

                                    "SERIES SUPPLEMENT" means the Series
                                    Supplement dated on or about the date of this Agreement between Party A, Homepath Pty Limited ABN 35 081 986 530, Party B and the Manager.

                                    "SERIES TRUST" means the Medallion Trust
                                    Series 2003-1G constituted by the Master
                                    Trust Deed and the Series Supplement.

                                    "SHORT-TERM INVESTMENT INCOME" in relation to a Distribution Date means interest and other income received by the Trustee during the Swap Collection Period immediately preceding that Distribution Date in respect of:

                                    (a)         the moneys standing to the
                                                credit of the Collections
                                                Account (other than interest
                                                earned on the Collections
                                                Account during the Collections
                                                Period in respect of the Cash
                                                Advance Deposit or the Interest
                                                Rate Swap Provider Deposit as
                                                calculated, respectively, in
                                                accordance with clauses 8.6 and
                                                8.8 of the Series Supplement);

                                    (b)         amounts representing interest
                                                paid by the Servicer pursuant to
                                                clause 22.5 of the Series
                                                Supplement; and

                                    (c)         Authorised Short-Term
                                                Investments held by the Series
                                                Trust (whether or not
                                                reinvested).

                                    "SWAP COLLECTION PERIOD" means:

                                    (a)         with respect to the first
                                                Determination Date, the period
                                                commencing on (and including)
                                                the Closing Date and ending on
                                                (but excluding) that
                                                Determination Date; and

                                    (b)         with respect to each subsequent
                                                Determination Date, the period
                                                commencing on (and including)
                                                the previous Determination Date
                                                and ending on (but excluding)
                                                that Determination Date.

                                    "VARIABLE INTEREST EARNED" in relation to a Distribution Date, and the Swap Collection Period ending immediately prior to that Distribution Date, means the aggregate of:

                                    (a)         all debit entries made during
                                                that Swap Collection Period to
                                                the accounts established in the
                                                Servicer's records for the
                                                Mortgage Loans forming part of
                                                the Assets of the Series Trust
                                                representing interest charged at
                                                a variable rate (plus any
                                                interest off-set benefits in
                                                respect of Mortgage Interest
                                                Saver Accounts which represents
                                                amounts which, if not for the
                                                terms of the Mortgage Interest
                                                Saver Accounts, would have been
                                                so debited during that Swap
                                                Collection Period to those
                                                accounts to the extent paid by
                                                CBA pursuant to clause 15.4 of
                                                the Series Supplement and
                                                deposited to the Collections
                                                Account prior to that
                                                Distribution Date); and

                                    (b)        the aggregate, as at the close of
                                               business on the last day of that
                                               Swap Collection Period, of all
                                               accrued but not charged variable
                                               rate interest on the Mortgage
                                               Loans forming part of the Assets
                                               of the Series Trust less the
                                               aggregate, as at the opening of
                                               business on the first day of that
                                               Swap Collection Period, of all
                                               accrued but not charged variable
                                               rate interest on the Mortgage
                                               Loans forming part of the Assets
                                               of the Series Trust.

                                    "WEIGHTED MARGIN" in relation to a
                                    Distribution Date means the amount,
                                    expressed as a percentage, determined by the following calculation:


     (CA1        )   (CA2       )   ( CB      )   ( RB      )  ( SR      )
WM = (--- x CA1M ) + (--- x CA2M) + (--- x CBM) + (--- x RBM) +(--- x SRM)
     (TSA        )   (TSA       )   (TSA      )   (TSA      )  (TSA      )
                                    where:

                                    WM   =      the Weighted Margin;

                                    CA1  =      the A$ Equivalent of the
                                                aggregate Stated Amounts of the
                                                Class A-1 Notes on the
                                                Determination Date immediately
                                                preceding that Distribution
                                                Date;

                                    CA1M =      the Spread specified in
                                                paragraph 5.2 of the
                                                confirmations for the Class A-1
                                                Currency Swap on that
                                                Distribution Date;

                                    CA2  =      the aggregate of the Stated
                                                Amounts of the Class A-2 Notes
                                                on the Determination Date
                                                immediately preceding that
                                                Distribution Date;

                                    CA2M =      the Issue Margin in respect of
                                                the Class A-2 Notes during the
                                                Accrual Period ending
                                                immediately prior to that
                                                Distribution Date;

                                    CB   =      the aggregate of the Stated
                                                Amounts of the Class B Notes on
                                                the Determination Date
                                                immediately preceding that
                                                Distribution Date;

                                    CBA  =      the Issue Margin in respect of
                                                the Class B Notes;

                                    RB   =      the aggregate of the Stated
                                                Amounts of the Redraw Bonds on
                                                the Determination Date
                                                immediately preceding that
                                                Distribution Date;

                                    RBM  =      the weighted average of the
                                                Issue Margins in respect of the
                                                Redraw Bonds outstanding on the
                                                Determination Date immediately
                                                prior to that Distribution Date
                                                during the Accrual Period ending
                                                immediately prior to that
                                                Distribution Date (based on the
                                                Stated Amounts of those Redraw
                                                Bonds);

                                    SR   =      the Standby Redraw Facility
                                                Principal on the Determination
                                                Date immediately preceding that
                                                Distribution Date;

                                    SRM  =      the Drawdown Margin as defined
                                                in the Standby Redraw Facility
                                                Agreement; and

                                    TSA  =      the sum of CA1, CA2, CB, RB and
                                                SR.".

            (d)         INTERPRETATION:

                        (i) references to time are references to Sydney time;

                        (ii) a reference to "WILFUL DEFAULT" in relation to Party B means, subject to Part 5(6)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                                    A.          1)         arises as a result of
                                                           a breach of a
                                                           Transaction Document
                                                           by a person other
                                                           than Party B or other
                                                           than any other person
                                                           referred to in Part
                                                           5(6)(d)(iii) of this
                                                           Schedule; and

                                                2)         the performance of
                                                           the action (the
                                                           non-
                                                                             xiv
                                                           performance of which
                                                           gave rise to such
                                                           breach) is a
                                                           precondition to Party
                                                           B performing the said
                                                           obligation;

                                    B.          as in accordance with a lawful
                                                court order or direction or is
                                                otherwise required by law; or

                                    C.          is in accordance with any proper
                                                instruction or direction of:

                                                1)         the Secured Creditors
                                                           given at a meeting
                                                           (or deemed meeting)
                                                           of Secured Creditors
                                                           convened under the
                                                           Security Trust Deed;
                                                           or

                                                2)         the Investors given
                                                           at a meeting convened
                                                           under the Master
                                                           Trust Deed;

                        (iii) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

                        (iv) a reference to "NEITHER PARTY" will be construed as a reference to "NO party"; and

                        (v) a reference to "OTHER PARTY" will be construed as a reference to "OTHER PARTIES".

            (e) ISDA DEFINITIONS: The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")) (the "2000 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

            (f) INCONSISTENCY: Subject to Part 5(6)(a) of this Schedule, unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

                        (i)         any Confirmation;
                        (ii)        the Series Supplement;
                        (iii)       the Master Trust Deed;
                        (iv)        this Agreement; and
                        (v)         the 2000 ISDA Definitions.

            (g)         SWAP TRANSACTION: Any reference to a:

                        (i) "SWAP TRANSACTION" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

                        (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.

            (h) INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another

                          Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

            (i) CLASS A-2 NOTES MAY NOT BE ISSUED: If Class A-2 Notes are not issued on the Closing Date, this Agreement is to be construed on the basis that the Class A-2 Notes do not exist and, without limiting the foregoing:

                        (i) references to the Notes, Class A Notes, Securities and related expressions will not include any Class A-2 Notes;

                        (ii) the Class A-1 Notes will be the only Class A Notes and references to the Class A-1 Notes or the Class A Notes are to be interpreted accordingly; and

                        (iii) the Stated Amounts and Issue Margin of Class A-2 Notes will be zero for the purposes of any calculations.

(7)         LIMITATION OF LIABILITY:  Insert the following Section 15, after
            Section 14:

            "15.        Party B's Limitation of Liability

            (a) (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

            (b) (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of the Series Trust).

            (c) (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

            (d) (ACTS OR OMISSIONS): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of a representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any Relevant Person or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

            (e) (NO OBLIGATION): The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.".

(8) QUARTERLY SWAP STATEMENT: Prior to each Distribution Date the Manager will prepare and deliver to Party A and Party B a quarterly payment notice containing the information specified in Annexure 3 of this Agreement.

(9) FURTHER ASSURANCES: Each party will, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(10) INTEREST RATE SWAP AGREEMENT: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an Interest Rate Swap Agreement and Party A is an Interest Rate Swap Provider.

(11)        PROCEDURES FOR ENTERING INTO TRANSACTIONS:

            (a) For the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager two Confirmations substantially in the form set out in Annexure 1 and 2 respectively (or in such other form as may be agreed between Party A, Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of each such Confirmation.

            (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(12) AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(13)        RECORDED CONVERSATIONS: Each party:

            (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

            (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

            (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

            (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(14) FURTHER FIXED RATE SWAPS AND DOWNGRADING OF PARTY A: Insert the following new Sections 16, 17, 18 and 19 after Section 15:

            "16.        FURTHER FIXED RATE SWAPS

                        (a) If, pursuant to clause 16.6(j) of the Series Supplement, in order for the Servicer to permit a Conversion the Servicer requests the Manager (and the Manager directs Party
                                    B) to enter into a Fixed Rate Swap in
                                    accordance with this Section 16 for a
                                    maximum term not exceeding 10 years, Party B and the Manager will be deemed to have satisfied their respective obligations to enter into such Fixed Rate Swap if the calculation of the Fixed Rate Swap Amount for the purposes of a Fixed Rate Swap then existing includes the Amounts Outstanding in relation to the Mortgage Loans the subject of the Conversion.

                        (b) If Section 16(a) does not apply and Party B and the Manager enter into one or more further Fixed Rate Swaps pursuant to clause 16.6(j) of the Series Supplement to hedge the interest rate risk of one or more Mortgage Loans the subject of a Conversion, each such further Fixed Rate Swap must:

                                    (i)         (NOTIONAL AMOUNT): have a
                                                Notional Amount for each
                                                Calculation Period at least
                                                equal to the aggregate Amounts
                                                Outstanding as at the first day
                                                of the relevant Calculation
                                                Period in relation to the
                                                Mortgage Loans the subject of
                                                the Conversion which have the
                                                same fixed rate and End Date;

                                    (ii)        (EFFECTIVE DATE): have as an
                                                Effective Date the Distribution
                                                Date immediately following the
                                                last day of the Swap Collection
                                                Period in which the Conversion
                                                occurs;

                                    (iii)       (TERMINATION DATE): have a
                                                scheduled Termination Date on or
                                                prior to the tenth anniversary
                                                of its Trade Date unless the
                                                Rating Agencies confirm that
                                                entering into the Fixed Rate
                                                Swap for a longer period will
                                                not result in a reduction,
                                                qualification or withdrawal of
                                                the credit ratings then assigned
                                                by them to the Securities; and

                                    (iv)        (CONFIRMATION): in all other
                                                respects be confirmed as a Fixed
                                                Rate Swap in accordance with
                                                this Agreement and the sample
                                                Confirmation for Fixed Rate
                                                Swaps set out in Annexure 2 to
                                                this Agreement.

                        The Spread applicable to the Floating Amounts, if any, in respect of each Fixed Rate Swap entered into following a Conversion shall be the Weighted Margin in respect of the relevant Distribution Date plus 0.71% per annum.

            17. RATINGS DOWNGRADE OF PARTY A - FIXED RATE SWAPS: If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in relation to the Fixed Rate Swaps, Party A must:

                        (a) (MOODY'S): where it ceases to have the Prescribed Ratings from Moody's in relation to the Fixed Rate Swap:

                                    (i)         within 30 Business Days of Party
                                                A ceasing to have such
                                                Prescribed Ratings if and while
                                                Party A has a long term credit
                                                rating of at least A3 by
                                                Moody's; or
                                                                           xviii

                                    (ii)        otherwise, and if sooner, within
                                                5 Business Days of Party A
                                                ceasing to have a long term
                                                credit rating of at least A3 by
                                                Moody's,

                                    (or such greater period as is agreed to in writing by Moody's), at its cost alone and at its election:

                                    (iii)       lodge in an Eligible Account as
                                                a prepayment of its obligations
                                                in respect of the Fixed Rate
                                                Swaps an amount equal to the
                                                Fixed Rate Prepayment Amount as
                                                defined in Section 17(c);

                                    (iv)       enter into an agreement novating
                                               its rights and obligations under
                                               this Agreement in respect of the
                                               Fixed Rate Swaps to a replacement
                                               counterparty acceptable to the
                                               Manager and which the Rating
                                               Agencies confirm in writing will
                                               not result in a reduction,
                                               qualification or withdrawal of
                                               the credit ratings then assigned
                                               by them to the Securities; or

                                    (v)        enter into such other
                                               arrangements in respect of all
                                               Fixed Rate Swaps which are
                                               satisfactory to the Manager and
                                               which the Rating Agencies confirm
                                               in writing will not result in a
                                               reduction, qualification or
                                               withdrawal of the credit ratings
                                               then assigned by them to the
                                               Securities; and

                        (b) (S&P): where it ceases to have the Prescribed Rating in relation to the Fixed Rate Swap from S&P at its cost alone:

                                    (i)         immediately seek to enter into,
                                                and enter into by no later than
                                                60 days after Party A ceases to
                                                have the Prescribed Ratings in
                                                respect of the Fixed Rate Swap
                                                from S&P, an agreement novating
                                                its rights and obligations under
                                                this Agreement in respect of the
                                                Fixed Rate Swap to a replacement
                                                counterparty which holds the
                                                Prescribed Ratings in respect of
                                                the Fixed Rate Swap and, if a
                                                transfer in accordance with this
                                                Section 17(b)(i) has not
                                                occurred within 30 days after
                                                Party A ceases to have the
                                                Prescribed Ratings in respect of
                                                the Fixed Rate Swap from S&P,
                                                lodge in an Eligible Account as
                                                a prepayment of its obligations
                                                in respect of the Fixed Rate
                                                Swaps an amount equal to the
                                                Fixed Rate Prepayment Amount as
                                                defined in Section 17(c); or

                                    (ii)        (if Party A is unable to effect
                                                a transfer in accordance with
                                                Section 17(b)(i) within 60 days
                                                of Party A ceasing to have the
                                                Prescribed Rating in respect of
                                                the Fixed Rate Swap from S&P or
                                                if Party A otherwise elects)
                                                enter into such other
                                                arrangements in respect of the
                                                Fixed Rate Swap which are
                                                satisfactory to the Manager and
                                                which each Rating Agency
                                                confirms in writing will not
                                                result in a reduction,
                                                qualification or withdrawal of
                                                the credit ratings then assigned
                                                by it to the Notes.

                        (c) (FIXED RATE PREPAYMENT AMOUNT): For the purposes of this Section 17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

                                    (i)         where Party A does not have the
                                                Prescribed Rating in respect
of
                                                the Fixed Rate Swap from
                                                Moody's, an amount acceptable to
                                                Moody's and sufficient to
                                                maintain the credit ratings
                                                assigned to the Securities by
                                                Moody's immediately prior to the
                                                review of Party A's credit
                                                rating; and

                                    (ii)        where Party A does not have the
                                                Prescribed Rating in respect of
                                                the Fixed Rate Swap from S&P,
                                                the greater of:

                                                A.         zero;

                                                B.         CR;

                                                C.         an amount equal to 1
                                                           percent of the then
                                                           Amounts Outstanding
                                                           of all Mortgage Loans
                                                           then being charged
                                                           interest at a fixed
                                                           rate; and

                                                D.         the net amount (if
                                                           any) as determined by
                                                           the Manager that is
                                                           expected to be due by
                                                           Party A to Party B in
                                                           respect of the Fixed
                                                           Rate Swap on the
                                                           immediately following
                                                           Distribution Date
                                                           (calculated on the
                                                           basis that there will
                                                           be no prepayments
                                                           made by the
                                                           Mortgagors under the
                                                           Mortgage Loans then
                                                           being charged
                                                           interest at a fixed
                                                           rate and no
                                                           conversion of the
                                                           interest rate payable
                                                           under any Mortgage
                                                           Loan from a fixed
                                                           rate to a variable
                                                           rate or from a
                                                           variable rate to a
                                                           fixed rate during the
                                                           relevant Swap
                                                           Collection Period).

                                                Where:

                                                                CR = MM + V

                                                "MM" means the aggregate of the
                                                mark-to-market value (whether
                                                positive or negative) of all
                                                Fixed Rate Swaps determined in
                                                accordance with Section 17(d) no
                                                earlier than 3 Business Days
                                                prior to the date that the Fixed
                                                Rate Prepayment Amount is
                                                lodged.

                                                "V" means the volatility buffer,
                                                being the value calculated by
                                                multiplying the aggregate
                                                Notional Amounts (as defined in
                                                the relevant Confirmations) of
                                                the Fixed Rate Swaps at the most
                                                recent Distribution Date by the
                                                relevant percentage obtained
                                                from the following table:

--------------------------------------------------------------------------------
WHERE THE PERIOD            WHERE THE PERIOD            WHERE THE PERIOD
BETWEEN THE DATE OF         BETWEEN THE DATE OF         BETWEEN THE DATE OF
RECALCULATION AND THE       RECALCULATION AND THE       RECALCULATION AND THE
WEIGHTED AVERAGE OF         WEIGHTED AVERAGE OF         WEIGHTED AVERAGE OF
THE MATURITY DATES OF       THE MATURITY DATES OF       THE MATURITY DATES OF
THE THEN FIXED RATE         THE THEN FIXED RATE         THE THEN FIXED RATE
PERIODS IN RESPECT OF       PERIODS IN RESPECT OF       PERIODS IN RESPECT OF
MORTGAGE LOANS              MORTGAGE LOANS              MORTGAGE LOANS
FORMING PART OF THE         FORMING PART OF THE         FORMING PART OF THE
ASSETS OF THE SERIES        ASSETS OF THE SERIES        ASSETS OF THE SERIES
TRUST WHICH ARE             TRUST WHICH ARE             TRUST WHICH ARE
CHARGED A FIXED RATE        CHARGED A FIXED RATE OF     CHARGED A FIXED RATE OF
OF INTEREST                 INTEREST IS GREATER THAN    INTEREST IS GREATER THAN
IS LESS THAN                5 YEARS AND LESS THAN       10 YEARS
OR EQUAL TO 5 YEARS         OR EQUAL TO 10 YEARS
--------------------------------------------------------------------------------
1.5                         3.15                        6
--------------------------------------------------------------------------------

                        (d) (MARK TO MARKET VALUE): Party A must calculate the mark-to-market value of the Fixed Rate Swaps by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide the Fixed Rate Swaps in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

                        (e) (RECALCULATION): Party A must recalculate the Fixed Rate Prepayment Amount (including the CR and the mark-to-market value) on a weekly basis. If:

                                    (i)         the recalculated Fixed Rate
                                                Prepayment Amount is greater
                                                than the immediately preceding
                                                Fixed Rate Prepayment Amount,
                                                Party A must make an additional
                                                prepayment in accordance with
                                                Section 17(a)(iii) or (b)(i)
                                                within 3 Business Days of such
                                                recalculation so that the Fixed
                                                Rate Prepayment Balance equals
                                                the recalculated Fixed Rate
                                                Prepayment Amount; or

                                    (ii)        the recalculated Fixed Rate
                                                Prepayment Amount is less than
                                                the immediately preceding Fixed
                                                Rate Prepayment Amount, Party B
                                                must upon the direction of the
                                                Manager withdraw an amount from
                                                the Eligible Account referred to
                                                in Section 17(a)(iii) or (b)(i)
                                                and pay it to Party A within 3
                                                Business Days of receiving
                                                notice of such recalculation so
                                                that the remaining Fixed Rate
                                                Prepayment Balance after such
                                                withdrawal equals the
                                                recalculated Fixed Rate
                                                Prepayment Amount.

                        (f) (INTEREST): Interest will be payable by Party B on any prepayment by Party A under this Section 17 in accordance with clause
                                    8.8 of the Series Supplement.

                        (g) (UTILISATION): If the Fixed Rate Prepayment Balance is applied towards an amount payable by Party A in accordance with Section 2(f)(i) Party A must within 3 Business Days make an additional prepayment in accordance with Section 17(a)(iii) or (b)(i) equal to the amount so applied.

                        (h) (REPAYMENT): If Party A regains the Prescribed Rating in respect of the Fixed Rate Swaps Party B must, upon the direction of the Manager, repay to Party A the then Fixed Rate Prepayment Balance.

                        (i)         (VARIATION OF MANNER OF SATISFACTION):
                                    Notwithstanding that Party A has elected to satisfy its obligations pursuant to this
                                    Section 17 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 17 (but will not be entitled to any additional grace period in relation to such a variation).

            18.         DOWNGRADING OF PARTY A - BASIS SWAP

                        If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in respect of the Basis Swap, Party A must:

                        (a) (30 BUSINESS DAYS): within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has a short term credit rating of at least P-1 by Moody's; or

                        (b) (5 BUSINESS DAYS): otherwise, and if sooner, within 5 Business Days of Party A ceasing to have a short term credit rating of at least P-1 by Moody's;

                        (or such greater period as is agreed to in writing by Moody's) (the "POSTING PERIOD"), at its cost alone and at its election:

                        (c)         (PREPAYMENT):

                                    (i)         on or before the last day of the
                                                Posting Period, pay to Party B
                                                as a prepayment of its
                                                obligations under the Basis Swap
                                                for the then Calculation Period,
                                                the net amount (if any) that is
                                                expected to be due by Party A to
                                                Party B at the end of that
                                                Calculation Period; and

                                    (ii)        on each of the following
                                                Distribution Dates, pay to Party
                                                B as a prepayment of its
                                                obligations under the Basis Swap
                                                for the Calculation Period
                                                commencing on each such
                                                Distribution Date, the net
                                                amount (if any) that is expected
                                                to be due by Party A to Party B
                                                at the end of that Calculation
                                                Period less the then Basis
                                                Prepayment Balance at the end of
                                                that Distribution Date,

                                    as determined by the Manager, by depositing such net amount (if any) into the Collections Account in cleared funds; or

                        (d) (OTHER ARRANGEMENTS): enter into some other arrangement satisfactory to the Manager and Party B which the Rating Agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

                        A prepayment on the first day of any Calculation Period by Party A under Section 18(c) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of the Basis Swap for the Calculation Period commencing on that Distribution Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 18 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 18 (but will not be entitled to any additional grace period in relation to such a variation). Interest will be payable by Party B on any prepayment by Party A under this Section 18 in accordance with clause 8.8 of the Series Supplement.

            19.         SECURITIES REPAID

                        On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series Supplement, whichever is the earlier, Party A's obligations under Sections 17 and 18 will cease and Party B must pay to Party A on that date the Outstanding Interest Rate Swap Prepayment Amount and interest on such payment.".

(15)        TRANSFER:

            Section 7 is replaced with:

            "7.         ESSENTIAL TERM: TRANSFER

            (a) Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to any Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

            (b)         Nothing in this Section 7:

                        (i) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer;

                        (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii);

                        (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under
                                    Section 6(e); or

                        (iv) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B,

                        provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

            (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction).".
                                                                           xxiii

(16)        KNOWLEDGE OR AWARENESS

            Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18)        INTEREST RATE BASIS CAP

            The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.

(19)        AMENDMENT TO THIS AGREEMENT

            The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

ANNEXURE 1
FORM OF CONFIRMATION FOR BASIS SWAP - MEDALLION TRUST SERIES 2003-1G

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]



[DATE]

TO:      Perpetual Trustee Company Limited                    Securitisation Advisory Services Pty. Limited
         ABN 42 000 001 007                                   ABN 88 064 133 946
         as trustee of the Series Trust                       Level 6
         Level 7                                              48 Martin Place
         9 Castlereagh Street                                 SYDNEY  NSW  2000
         SYDNEY   NSW   2000
                                                              Attention:  Manager, Securitisation
         Attention:  Manager, Securitisation Services

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN 48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                      [         ]

TRADE DATE:                         [         ]

EFFECTIVE DATE:                     [         ]

TERMINATION DATE:                   Means the earlier of:

                                    (a)         the Step-Up Date but only if :

                                                (i)        the Issue Margins (as
                                                           defined in the US
                                                           Dollar Note
                                                           Conditions in respect
                                                           of the Class A-1
                                                           Notes) in respect of
                                                           the Class A-1 Notes
                                                           and Class A-2 Notes
                                                           increase as and from
                                                           the Step-Up Date; and

                                                (ii)       the weighted average
                                                           Mortgage Rate
                                                           applicable to the
                                                           Mortgage Loans
                                                           forming part of the
                                                           Assets of the Series
                                                           Trust which are
                                                           charged interest at a
                                                           variable rate is
                                                           equal to or greater
                                                           than the then
                                                           Threshold Rate;

                                    (b)         the date that all the Securities
                                                have been redeemed in full; and

                                    (c)         the Termination Date for the
                                                Series Trust,

                                    subject to the Following Business Day
                                    Convention

NOTIONAL AMOUNT:                    With respect to each Calculation Period
                                    means the Basis Swap Amount for that
                                    Calculation Period

FLOATING ADMINISTERED RATE
AMOUNTS:

     Floating Administered Rate     Party B
     Payer:

     Floating Administered Rate     Each Distribution Date
     Payer Payment Dates:

     Floating Rate Option:          Basis Swap Administered Rate in relation to
                                    the Distribution Date

     Floating Rate Day Count        Actual/365 (Fixed)
     Fraction:

FLOATING BBSW WEIGHTED RATE
AMOUNTS:

     Floating BBSW Rate Payer:      Party A

     Floating BBSW Rate Payer       Each Distribution Date
     Payment Dates:

     Floating Rate Option:          Bank Bill Rate for the Accrual Period
                                    corresponding to the Calculation Period

     Spread: Weighted Margin in respect of the relevant Distribution Date plus 0.71% per annum

     Floating Rate Day Count        Actual/365 (Fixed)
     Fraction:

BUSINESS DAY:                       Sydney

BUSINESS DAY CONVENTION:            Following

CALCULATION AGENT:                  The Manager

OTHER PROVISIONS:                   For the purposes of the Agreement, the
                                    Transaction to which this Confirmation
                                    relates is the Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL           SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED ABN 42 000              COMMONWEALTH BANK OF AUSTRALIA
001 007, as trustee of the Medallion Trust      ABN 48 123 123 124
Series 2003-1G





By:     _______________________________         By:    _________________________
        (Authorised Officer)                           (Authorised Officer)

Name:   _______________________________         Name:  _________________________

Title:  _______________________________         Title: _________________________


SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED ABN 88 064 133 946



By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________



                                                                           xxvii

ANNEXURE 2
FORM OF CONFIRMATION FOR FIXED RATE SWAPS - MEDALLION TRUST SERIES 2003-1G

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]



[DATE]

TO:      Perpetual Trustee Company Limited                    Securitisation Advisory Services Pty. Limited
         ABN 42 000 001 007                                   ABN 88 064 133 946
         as trustee of the Series Trust                       Level 6
         Level 7                                              48 Martin Place
         9 Castlereagh Street                                 SYDNEY  NSW  2000
         SYDNEY   NSW   2000
                                                              Attention:  Manager, Securitisation
         Attention:  Manager, Securitisation Services

SWAP CONFIRMATION - FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN 48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                      [         ]

TRADE DATE:                         [         ]

EFFECTIVE DATE:                     [         ]

TERMINATION DATE:                   Means the earlier of:

                                    (a)         the date that all the Securities
                                                have been redeemed in full; and

                                    (b)         the Termination Date for the
                                                Series Trust,

                                    subject to the Following Business Day
                                    Convention

NOTIONAL AMOUNT:                    With respect to each Calculation Period
                                    means the Fixed Rate Swap Amount for that Calculation Period

FIXED AMOUNTS:

     Fixed Rate Payer:              Party B

     Fixed Rate Payer Payment       Each Distribution Date
     Dates:

                                                                          xxviii

     Fixed Rate:                    The Fixed Swap Administered Rate in relation
                                    to the Distribution Date

     Fixed Rate Day Count           Actual/365 (Fixed)
     Fraction:

FLOATING AMOUNTS:

     Floating Rate Payer:           Party A

     Floating Rate Payer Payment    Each Distribution Date
     Dates:

     Floating Rate Option:          Bank Bill Rate for the Accrual Period
                                    corresponding to the Calculation Period

     Spread: Weighted Margin in respect of the relevant Distribution Date plus 0.71% per annum

     Floating Rate Day Count        Actual/365 (Fixed)
     Fraction:

BUSINESS DAY:                       Sydney

BUSINESS DAY CONVENTION:            Following

CALCULATION AGENT:                  The Manager

OTHER PROVISIONS:                   For the purposes of the Agreement, the
                                    Transaction to which this Confirmation
                                    relates is the Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL             SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED ABN 42 000                COMMONWEALTH BANK OF AUSTRALIA
001 007, as trustee of the Medallion Trust Series ABN 48 123 123 124
2003-1G




By:    _______________________________            By:     ______________________
       (Authorised Officer)                               (Authorised Officer)

Name:  _______________________________            Name:   ______________________

Title: _______________________________            Title:  ______________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED ABN 88 064 133 946



By:     _______________________________
        (Authorised Officer)

Name:   _______________________________

Title:  _______________________________

ANNEXURE 3
QUARTERLY PAYMENT NOTICE - MEDALLION TRUST SERIES 2003-1G



TO:         COMMONWEALTH BANK OF AUSTRALIA ABN 48  123 123 124 ("PARTY A")

AND TO: PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007, as trustee of the Series Trust, ("PARTY B")

FROM: SECURITISATION ADVISORY SERVICES PTY. LIMITED ABN 88 064 133 946 (the "MANAGER")

ISDA MASTER AGREEMENT dated [               ] between Party A, Party B and the
Manager (the "AGREEMENT")

Determination Date:

The Manager has determined and gives notice of the following:

1.          BASIS SWAP

            (a)        Notional Amount for the current Calculation Period:

            (b) Basis Swap Administered Rate for the current Calculation Period just ended:

2.          FIXED RATE SWAP

            (a)        Notional Amount for the current Calculation Period:

            (b) Fixed Rate Administered Rate for the current Calculation Period just ended:

3.          RATE SET

            (a)        Bank Bill Rate for the current Calculation Period:

            (b)        Weighted Margin for the current Calculation Period:

4.          NET BREAK RECEIPTS AND PAYMENTS

            (a) The Net Break Receipt (if any) in respect of the Determination Date:

            (b) The Net Break Payment (if any) in respect of the Determination Date:

5.          NET AMOUNT

            (a) Net amount due for payment by Party A on the immediately following Payment Date:

            (b) Net amount due for payment by Party B on the immediately following Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novated from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED ABN 88 064 133 946



By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________



                                                                           xxxii